UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2025
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On April 2, 2025, The Cooper Companies, Inc. (the "Company") held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on February 19, 2025. Votes were cast by the stockholders as set forth below.

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of the Company until the 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Colleen E. Jay	173,530,482	6,663,082	131,725	4,883,871
Lawrence E. Kurzius	174,883,981	5,356,269	85,039	4,883,871
Cynthia L. Lucchese	169,387,137	10,795,377	142,775	4,883,871
Teresa S. Madden	169,327,742	10,481,128	516,419	4,883,871
Maria Rivas, M.D.	178,647,210	1,536,952	141,127	4,883,871
Robert S. Weiss	170,745,141	9,065,734	514,414	4,883,871
Albert G. White III	179,537,635	672,750	114,904	4,883,871

Proposal 2 – Approval of an Amendment to the Company's Second Restated Certificate of Incorporation to provide of the exculpation of officers

For	Against	Abstain	Broker Non-Vote
158,914,598	21,339,318	71,373	4,883,871

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2025 was ratified.

For	Against	Abstain	Broker Non-Vote
171,293,379	13,420,877	494,904	-

Proposal 4 – Advisory Vote on Executive Compensation

The stockholders adopted, on an advisory basis, a resolution approving the compensation of the Company's Named Executive Officers as presented in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
162,444,656	16,152,404	1,728,229	4,883,871

ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

    By:     /s/ Nicholas S. Khadder
        Nicholas S. Khadder
General Counsel & Secretary

Dated: April 2, 2025